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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 19, 2003

                          CRAFTMADE INTERNATIONAL, INC.

   DELAWARE                        000-26667                      75-2057054
  (STATE OF                   (COMMISSION FILE NO.)             (IRS EMPLOYER
INCORPORATION)                                               IDENTIFICATION NO.)

                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 19, 2003, Craftmade International, Inc. (the "Company") issued a press release announcing that its Board of Directors increased the regular quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CRAFTMADE INTERNATIONAL, INC.

Date: August 19, 2003                          By: /s/ Kathleen B. Oher
                                                   ------------------------
                                                   Kathleen B. Oher
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ---------------------------------------------------------
       99.1 --    Press Release of the Craftmade International, Inc. dated
                  August 19, 2003.